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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 6, 2009

                                MICROISLET, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                    001-32202             88-0408274
(State or other jurisdiction of  (Commission File No.)   (IRS Employer
        incorporation) No.)                              Identification


                        6370 NANCY RIDGE DRIVE, SUITE 112
                           SAN DIEGO, CALIFORNIA 92121
                    (Address of principal executive offices)

                                 (858) 657-0287
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As previously reported, on November 10, 2008, MicroIslet, Inc. (the "Company") filed a voluntary petition in the United States Bankruptcy Court for the Southern District of California (the "Bankruptcy Court") seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") (Case No. 08-11388) (the "Chapter 11 Case"). In addition, as previously reported, in connection with the Chapter 11 Case, the Company entered into a post-petition debtor-in-possession financing arrangement with EuroAmerican Investment Corp. ("EuroAmerican"), as lender, pursuant to that certain Unsecured Revolving Promissory Note, dated November 13, 2008, issued by the Company in favor of EuroAmerican (the "DIP Revolving Note"). The Bankruptcy Court previously issued: (i) on November 13, 2008, an order authorizing the Company to borrow up to $245,000 from EuroAmerican; and (ii) on December 8, 2008, an order authorizing the Company to borrow an additional $627,701 from EuroAmerican, in each case on the terms and conditions set forth in the DIP Revolving Note (the "Prior DIP Financing Orders"). The Company has borrowed $599,000 of the $872,701 in funds from EuroAmerican previously authorized by the Bankruptcy Court pursuant to the Prior DIP Financing Orders.

         On January 6, 2009, the Bankruptcy Court issued an order authorizing the Company to borrow an additional $627,299 from EuroAmerican (the "January 2009 DIP Financing Order"), again on the terms and conditions set forth in the DIP Revolving Note. Pursuant to the January 2009 DIP Financing Order, any advanced funds are to be used to fund the working capital requirements of the Company in accordance with the Company's budget through February 5, 2009, a copy of which was provided to the Bankruptcy Court.

         A copy of the January 2009 DIP Financing Order is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure in Item 1.01 above regarding the January 2009 DIP Financing Order is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

EXHIBIT NO.    DESCRIPTION

99.1 Order on Debtor in Possession Financing of the Bankruptcy Court, dated January 6, 2009.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MICROISLET, INC.




Date: January 12, 2009                        /s/ Michael J. Andrews
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                                              Michael J. Andrews
                                              Chief Executive Officer